LIFETIME ACHIEVEMENT FUND, INC.

TICKER SYMBOL:  LFTAX

Supplement dated December 30, 2011, to the Prospectus dated May 1, 2011

Distributor

Effective January 1, 2012, Northern Lights Distributors, LLC will serve as the Fund's distributor.  The Fund's current distributor, Manarin Securities Corporation, will complete its service as the Fund's distributor at the close of business December 30, 2011.

Effective January 1, 2012, as compensation for its sales of Fund shares that are subject to a front-end sales load, Manarin Securities Corporation will be entitled to receive the entire front-end sales load (less any fees payable by Northern Lights Distributors, LLC).  Other broker-dealers will continue to be subject to the re-allowance schedule as stated in the Fund's Prospectus and Statement of Additional Information ("SAI").

Any references in the Prospectus and SAI to Manarin Securities Corporation that are inconsistent with these changes should be disregarded.

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You should read this Supplement in conjunction with the Prospectus and SAI each dated May 1, 2011, each of which provides information that you should know about the Fund before investing.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  They are available upon request and without charge by calling the Fund toll-free at (800) 397-1167 or by visiting www.lifetimeachievementfund.com.

Please retain this Supplement for future reference.